                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 22, 1997




                               Commission File No.
                                     1-10361



                          NDE ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)




              Delaware                                     95-3634420
    (State or other jurisdiction of                      (IRS Employer
     incorporation or organization)                     Identification No.)

  8900 Shoal Creek Boulevard, Suite 200
            Austin, Texas                                    78757
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:      (512) 451-6334

                          NDE ENVIRONMENTAL CORPORATION

                                      INDEX



                                                                        Page (s)

ITEM 2.   Acquisition or Disposition of Assets.................................3

ITEM 7.   Financial Statements and Exhibits....................................3
            Unaudited Pro Forma Condensed Consolidated
               Balance Sheet...................................................5
            Unaudited Pro Forma Condensed Consolidated
               Statement of Operations.........................................6
            Notes to Unaudited Pro Forma Condensed
               Financial Information...........................................7

SIGNATURES.....................................................................8

Index to Exhibits..............................................................9

                          NDE ENVIRONMENTAL CORPORATION



ITEM 2.   Acquisition or Disposition of Assets

     On May 22, 1997 NDE Environmental Corporation (NDE) (Bulletin Board, NDEC, dba Tanknology/ NDE), a leading provider of underground storage tank environmental compliance services sold all of the capital stock of its USTMAN Industries Inc. (USTMAN) subsidiary to Watson General Corporation (NASDAQ symbol
WGEN) for $5,750,000 plus other consideration described below.

     USTMAN provides Statistical Inventory Reconciliation services for the monitoring of underground storage tanks and was purchased in October 1996 as part of the acquisition of Tanknology Corporation International, USTMAN and Tanknology Canada (1988), Inc. (Collectively the "UST Group of Companies") from TEI Incorporated (formerly Tanknology Environmental International).

     The sale price included a cash payment at closing of $5,250,000 and an 8% note for $500,000 (the "Note") due in one year. All cash on hand at USTMAN immediately prior to the closing of the transaction was also retained by the Company. The sale agreement also provides for a further payment to NDE relating to a post-closing adjustment based upon certain working capital calculations. As a condition of approval of the sale transaction by the Company's senior bank and senior subordinated debt holder, three million dollars ($3,000,000) of the cash proceeds will be placed in a restricted account with the Company's senior bank and will be held as collateral against outstanding loans until the Company identifies appropriate investment opportunities. The Note will also be pledged to the bank and subordinated debt holder as collateral. The remaining net cash proceeds (after transaction expenses) will be used to pay down debt under the Company's revolving credit line. The Company can reborrow funds on the credit line any time.

     The excess of the net proceeds of the transaction over the Company's basis in USTMAN will be treated, for accounting purposes, as an adjustment to the purchase price of the October 1996 acquisition and accordingly be applied as a reduction to goodwill and other intangibles.


ITEM 7.   Financial Statements and Exhibits

     (b)  Pro Forma Financial Information

          The following unaudited pro forma condensed consolidated financial statements set forth the results of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 as if the disposition of USTMAN and the sale of the operations of Tanknology Canada (1988), Inc. (as reported in Form 8-K dated February 20, 1997) occurred on October 25, 1996, the date upon which both were acquired as part of the UST Group of Companies. The pro forma condensed consolidated balance sheet presented gives effect to the disposition if it had occurred as of the balance sheet date, March 31, 1997.

          The pro-forma information is based upon the historical financial statements of the Company and all material adjustments necessary to be made to the historical financial statements to reflect these assumptions.

          The pro forma financial information presented herein is not necessarily indicative of the results that actually would have occurred had the sales been effected on the dates and for the periods indicated or that may be obtained in the future. The pro forma financial information should be read in conjunction with the Financial Statements included in the Company's Form 10-KSB/A for the fiscal year ended December 31, 1996 and in
     Item 1 of the Company's Form 10-Q for the quarter ended March 31, 1997.

                          NDE ENVIRONMENTAL CORPORATION


     (c)  Exhibits

     Stock Purchase Agreement dated May 22, 1997 between the Company and Watson General Corporation.

     Press Release dated May 27, 1997, announcing the completion by the Company of the sale of USTMAN.

     Amendment No. 2 to Loan Agreement dated May 20, 1997 between the Company and Bank One, Texas, N.A.

     Notice of Final Agreement between the Company and Bank One, Texas, N.A. with an effective date of May 20, 1997

     Pledge of Certificate of Deposit between the Company and Bank One, Texas, N.A. with an effective date of May 20, 1997

     Assignment of Promissory Note between the Company and Bank One, Texas, N.A. with an effective date of May 20, 1997

     Consent and Agreement dated and effective May 20, 1997 between the Company and Bank One, Texas, N.A.

     Consent and Agreement dated and effective May 20, 1997 between the Company and Banc One Capital Partners L.P.

                          NDE ENVIRONMENTAL CORPORATION


                 NDE Environmental Corporation and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              as of March 31, 1997


                                                                                          Pro Forma
                                                                       March 31, 1997    Adjustments         Pro Forma
                                                                       ----------------------------------------------------------
ASSETS                                                                  (Unaudited)                         (Unaudited)
     Cash and restricted cash .......................................  $    1,031,652   $ 2,887,650   b    $  3,919,302
     Accounts receivable, net .......................................       6,680,397      (907,974)  a       5,772,423
     Inventories ....................................................         466,153          --               466,153
     Prepaid expenses and other current assets ......................         962,825       751,847   a,b     1,714,672
                                                                       --------------   -------------      --------------
Total Current Assets ................................................       9,141,027     2,731,523          11,872,550

Equipment and improvements, net .....................................       5,317,615      (458,310)  a       4,859,305

Intangible Assets

     Goodwill .......................................................       4,845,107    (4,832,741)  e          12,366
     Intangible assets, .............................................       1,985,090       (83,923)  a       1,901,167
     Deferred  financing costs ......................................         866,939          --               866,939
                                                                       --------------   -------------      --------------
Total assets ........................................................  $   22,155,778   $(2,643,451)       $ 19,512,327
                                                                       ==============   =============      ==============

Liabilities and Stockholder's Equity

     Accounts payable ...............................................  $    1,775,724   $   (75,931)       $  1,699,793
     Accrued liabilities ............................................       3,607,728      (317,520)  a       3,290,208
     Accrued payroll and payroll taxes ..............................       1,645,859          --             1,645,859
     Current portion of long-term debt ..............................       2,272,223          --             2,272,223
                                                                       --------------   -------------      --------------
Total Current Liabilities ...........................................       9,301,534      (393,451)          8,908,083
                                                                       --------------   -------------      --------------

     Long Term Debt, less Current Portion ...........................      12,880,416    (2,250,000)  b      10,630,416

     Warrants with put option .......................................       1,800,250          --             1,800,250

                                                                       --------------   -------------      --------------
Total  Liabilities .................................................. $    23,982,200   $(2,643,451)       $ 21,338,749
                                                                       ==============   =============      ==============

Stockholders' Deficit

     Series AAA Convertible Preferred Stock, $.0001  par value ......           5,000          --                 5,000
     Common stock, $.0001 par value .................................           1,598          --                 1,598
     Additional paid-in capital .....................................      27,578,446          --            27,578,446
     Accumulated deficit ............................................     (29,382,700)         --           (29,382,700)
     Cumulative foreign currency translation adjustment .............         (28,766)         --               (28,766)
                                                                       --------------   -------------      --------------
Total Stockholders' Deficit .........................................      (1,826,422)         --            (1,826,422)

                                                                       --------------   -------------      --------------
Total liabilities and stockholders' deficit .........................      22,155,778    (2,643,451)         19,512,327
                                                                       ==============   =============      ==============

The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                          NDE ENVIRONMENTAL CORPORATION


                 NDE Environmental Corporation and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations



                                             Twelve Months Ended December 31, 1996            Three Months Ended March 31, 1997
                                          -------------------------------------------    -------------------------------------------
                                                              (c)                                           (d)
                                                           Pro Forma                                      Pro Forma
                                          Consolidated    Adjustments     Pro-Forma      Consolidated    Adjustments     Pro-Forma
                                          -------------  -------------  -------------    -------------  -------------  -------------
Revenues ..............................   $ 15,939,126   $   (951,661)  $ 14,987,465     $  7,462,643   $ (1,567,452)  $  5,895,191

Cost of testing services ..............     11,085,062       (611,169)    10,473,893        5,602,108       (945,761)     4,656,347
                                          -------------  -------------  -------------    -------------  -------------  -------------

Gross Margin ..........................      4,854,064       (340,492)     4,513,572        1,860,535       (621,691)     1,238,844

Selling, general and
administrative ........................      6,581,337       (174,328)     6,407,009        2,045,144       (143,495)     1,901,649

Impairment of long-lived assets .......       (833,321)          --         (833,321)            --             --             --
                                          -------------  -------------  -------------    -------------  -------------  -------------

Operating loss ........................     (2,560,594)      (166,164)    (2,726,758)        (184,609)      (478,196)      (662,805)

Other income (expense):

 Interest expense .....................     (1,062,409)        34,000     (1,028,409)        (845,146)        39,664       (805,482)

 Other income, net ....................        214,641           --          214,641             --             --             --
                                          -------------  -------------  -------------    -------------  -------------  -------------

Net loss before income taxes and
extraordinary gain ....................     (3,408,362)     (132,164)     (3,540,526)     (1,029,755)       (438,532)    (1,468,287)

Provision for income taxes ............        (43,785)       43,785            --               --             --             --

Extraordinary gain ....................      1,813,149           --        1,813,149             --             --             --
                                          -------------  -------------  -------------    -------------  -------------  -------------

Net loss ..............................   $ (1,638,998)  $    (88,379)  $ (1,727,377)    $ (1,029,755)  $   (438,532)  $ (1,468,287)
                                          =============  =============  =============    =============  =============  =============

Net loss per common share:

  Before extraordinary gain ...........   $      (0.45)  $      (0.01)  $      (0.46)    $      (0.06)  $      (0.03)  $      (0.09)
  Extraordinary gain ..................           0.24           0.00           0.24             0.00           0.00           --
                                          -------------  -------------  -------------    -------------  -------------  -------------
Net loss per  common share ............   $      (0.21)  $      (0.01)  $      (0.22)    $      (0.06)  $      (0.03)  $      (0.09)
                                          =============  =============  =============    =============  =============  =============

Weighted average common
shares outstanding ....................      7,725,377      7,725,377      7,725,377       15,978,610     15,978,610     15,978,610
                                          =============  =============  =============    =============  =============  =============

The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

                          NDE ENVIRONMENTAL CORPORATION


Notes to Unaudited Pro Forma Condensed Financial Information


     a Adjustment to eliminate the assets and liabilities of USTMAN in the Company's consolidated balance sheet as of March 31, 1997 which were sold to Watson General Corporation.

     b Adjustment to reflect the proceeds and the application thereof against long-term debt from the sale of USTMAN.

     c    Adjustment to eliminate the operations of USTMAN and Tanknology Canada
          (1988), Inc. for the twelve-month period ended December 31, 1996. and interest expense on debt for the period from October 25, 1996 to December 31, 1996.

     d    Adjustment to eliminate the operations of USTMAN and Tanknology Canada
          (1988), Inc. and interest expense on debt for the three-month period ended March 31, 1997.

     e Adjustment to eliminate goodwill originally recorded in October 1996 in connection with the acquisition of the UST Group of Companies. The amount eliminated represents the amount by which the proceeds from the sale of USTMAN exceeded the net assets sold, other than goodwill.

                          NDE ENVIRONMENTAL CORPORATION


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.





                                          NDE ENVIRONMENTAL CORPORATION

Date:     June 6, 1997                    By:       /s/ DAVID G. OSOWSKI
     -----------------------                  ----------------------------------
                                              David G. Osowski
                                              Vice President and
                                              Chief Financial Officer
                                              PRINCIPAL ACCOUNTING OFFICER

                          NDE ENVIRONMENTAL CORPORATION



Index to Exhibits


 Exhibit
  Number       Exhibit
----------   -------------------------------------------------------------------

   2.1 Stock Purchase Agreement dated May 22, 1997 between the Company and Watson General Corporation.

   99.1 Press Release dated May 27, 1997, announcing the completion by the Company of the sale of USTMAN.

   99.2 Amendment No. 2 to Loan Agreement dated May 20, 1997 between the Company and Bank One, Texas, N.A.

   99.3 Notice of Final Agreement between the Company and Bank One, Texas, N.A. Pledge of Certificate of Deposit between the Company and Bank One, Texas, N.A. with an effective date of May 20, 1997

   99.4 Pledge of Certificate of Deposit between the Company and Bank One, Texas, N.A. with an effective date of May 20, 1997

   99.5 Assignment of Promissory Note between the Company and Bank One, Texas, N.A. with an effective date of May 20, 1997

   99.6 Consent and Agreement dated and effective May 20, 1997 between the Company and Bank One, Texas, N.A.

   99.7 Consent and Agreement dated and effective May 20, 1997 between the Company and Banc One Capital Partners L.P.